                                                                  EXHIBIT 10.22



                        PRODUCER AGREEMENT - #MAUMR10011

AMERICAN UNDERWRITING MANAGERS AGENCY, INC., GLEN ALLEN, VIRGINIA, hereinafter designated as Manager, and


                    FINANCIAL PACIFIC INSURANCE AGENCY, INC.
                             SACRAMENTO, CALIFORNIA


hereafter designated as Producer, pursuant to the Producer's request for underwriting facilities and other services of the Manager, agree as follows:

This Agreement shall become effective on the 1st day of October, 1995.

Whereas the Manager is organized for the purpose of underwriting risks of insurance under contract, for insurance companies, subject to the statutes of the various states of the United States of America where such business is domiciled; and

Whereas the Producer (subject to restrictions imposed upon the Producer by law in the state(s) in which the Producer is authorized to write) is desirous of placing contracts of insurance for insureds or principals named in such contracts of insurance:

1.   OWNERSHIP OF THE BUSINESS

     The Manager expressly recognizes the independent ownership by the Producer of the insurance business covered by this Agreement and agrees in the event of termination of this Agreement, the Producer having promptly accounted for an paid over premiums for which he is liable, the Producer's records, use and control of these expirations, shall remain the property of the Producer, and be left in his undisputed possession; the Manager's record or knowledge of names of insureds and expiration dates shall not be referred or communicated by the Manager to any other agent or Producer or person.

     If the Producer has not properly accounted for and paid all premiums due to the Manager in accordance with the payment terms of this Agreement, the ownership and control of the Producer's expirations shall be vested in the Manager. If the Manager assumes control of the Producer's expirations, the Manager shall have the sole right to use and control such expirations and commissions, if any, received by the Manager from the expirations, less applicable expenses, will be credited against balances due the Manager from the Producer. Upon payment of any settlement of outstanding balances, expirations will revert to Producer. If the Producer furnishes collateral that is acceptable to the Manager in the amount of the balances due the Manager from the Producer, the expirations will remain with the Producer.

2.   BINDING AUTHORITY

     Unless added by Addendum, the Producer has no authority, either in his own name or in the name of the Manager, or any companies for which the Manager is providing underwriting services, to make, alter, bind or discharge any contract of insurance.

3    COMMISSIONS

     The Manager shall pay the Producer as commission, a percentage rate of the premium on each license bond written and paid for under this Agreement, at the rate of commission from time to time as agreed to by the Manager and Producer. Return commissions shall be credited at the same rate on any return premiums.

4.   REVISION OF AGREEMENT

     This Agreement may be revised by the Manager after it gives the Producer at least sixty (60) days written advance notice of the proposed revision and the effective date. Such notice will be communicated by the Manager to the Producer in writing and will provide an opportunity to discuss the revisions and reasons for such changes.

5.   CANCELLATION OF INSURANCE

     Nothing in the Agreement shall be construed as limiting or restricting the right of the Manager to cancel any binder, policy or contract.

     The Producer is authorized to cancel on behalf of the Manager or any company for which the Manager is providing underwriting services, any contracts, certificates, binders or policies of insurance that they have issued or caused to be issued for the Manager.

6.   ACCOUNTING AND REMITTANCE

     A. All business received by the Producer must be reported to the Manager within 10 calendar days of each month-end in which the bond becomes effective. Premiums, net of commissions are to be remitted, to the Manager no later than 20 days after each month-end.

          The Producer hereby guarantees all premiums due the Company on all insurances effective under this Agreement or any Addendum to this Agreement. The Producer shall be liable for earned premium whether or not collected from the insured.

     D. Until the Producer receives written notice to the contrary, he shall remit all accounts and premium to American Underwriting Managers, Inc., P.O. Box 4919, Glen Allen, Virginia 23058-4919.

7.   EXPENSES

     The Manager shall not be responsible for any Producer's expenses whatsoever.

8.   SUPPLIES

     All supplies furnished to the Producer by the Manager shall always remain the property of the Manager and shall be returned to the Manager or its representative promptly upon demand.

9.   CLAIMS

     The Producer agrees to cooperate fully with the Manager to facilitate the investigation, adjustment, settlement and payment of any claim when and as requested by the Manager, and under any rules or regulations as may be agreed upon from time to time.

10.  ADVERTISING

     The Producer shall not limit any advertisement referring to the Manager or any company for which the Manager is providing underwriting services, or issue or cause to have issued any circular, letter, pamphlet or other publication or statement referring to the Manager or any company for which the Manager is providing underwriting services without the express written consent of the Manager. In the event the Manager or any company for which the Manager is providing underwriting services shall be subject to loss or expense arising out of any unauthorized advertisement, statement or publication of the Producer, the Producer shall be liable for all resulting damages and costs.

11.  TERMINATION OF AGREEMENT

     This Agreement supersedes all previous Agreements, whether oral or written, between the Manager and the Producer.

     This Agreement may be canceled at any time by either party giving ninety
     (90) days written notice to the other. After the date of cancellation of this Agreement, unless otherwise stipulated at the option of the Manager, the Producer shall complete the collection and account to the Manager for all premiums, commissions and other transactions unaccounted for on the date of cancellation or arising thereafter in respect to outstanding insurances.

     In case the Manager shall find it necessary to perform any duty otherwise required of the Producer under this Agreement, the Producer shall be liable for all cost incidental thereto.

12.  UNDERWRITING MANAGER

     This Agreement pertains only to business written through AMERICAN UNDERWRITING MANAGERS AGENCY, INCORPORATED, underwriting Managers, for the insurance company(ies) as shown below:

             MARKEL AMERICAN INSURANCE COMPANY
             MARKEL INSURANCE COMPANY

     who has the authority to act for the company(ies) in all matters pertaining to this Agreement;

13.  ASSIGNMENT

     This Agreement shall not be transferred or assigned by either party, without the prior written consent of the other.

14.  DOUBLE BROKERING

     The writing of business produced by another wholesaler or surplus fines general agent, through the Producer, is not permitted without the prior consent of the Manager, and may be considered as grounds for the immediate termination of this Agreement.

15.  CONFORMITY OF STATUTE

     Terms of the Agreement which are in conflict with the statutes of the state wherein this Agreement applies are hereby amended to conform to such applicable statutes.

16.  APPLICABLE LAW

     The law applicable to this Agreement shall be the law of the Commonwealth of Virginia.

17.  ARTICLE VII, ARBITRATION

     A. In the event of a conflict or dispute hereunder which cannot be amicably settled between the parties, such dispute shall be submitted to arbitration. The Manager and the Producer shall each nominate an arbiter and the two named arbiters shall then select an umpire. The arbiters and umpire shall be disinterested persons familiar with the insurance business. Each party shall submit its case to its arbiter within 30 days of the decision to refer to arbitration. Should either party fail to name its arbiter within 30 days of the date it is requested to do so, that arbiter shall be appointed by the Bureau of Insurance of the State of Virginia.

     B. The arbiter shall consider the dispute and shall submit any issues upon which they disagree to the umpire. The umpire's written decision thereon shall be binding upon the parties. The arbiters and umpire shall be relieved from judicial formalities and may abstain from following strict rules of evidence, interpreting this Agreement as an honorable engagement and not merely as a legal obligation. The procedural laws of the Commonwealth of Virginia shall govern the interpretation and application of this Agreement and the enforcement of the arbitration award. The venue of the arbitration shall be in Richmond, Virginia and each party shall pay the fee of its own arbiter and half the fee of the umpire. The remaining costs of the arbitration shall be paid as the arbiters or umpire shall direct.

     C. In the event of any actions or proceeding subsequent to the arbitration to enforce any rights under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees.

IN WITNESS WHEREOF the Manager and the Producer have executed this Agreement this 1st day of October, 1995.


WITNESS                                AMERICAN UNDERWRITING MANAGERS,
                                       AGENCY, INCORPORATED

                                       BY /s/ MARK J. RICKEY
-----------------------------             --------------------------------------
                                          Mark J. Rickey, President

                                       FINANCIAL PACIFIC INSURANCE AGENCY, INC.

/s/ ANN SCHREMP
-----------------------------
Ann Schremp
                                       BY /s/ ROBERT T. KINGSLEY
                                          --------------------------------------
                                          Robert T. Kingsley

                                Addendum No. 1 to
                        Agreement No. MAUMR10011 between

               AMERICAN UNDERWRITING MANAGERS AGENCY, INCORPORATED
                         (Hereafter called the Manager)

                                       and

                    FINANCIAL PACIFIC INSURANCE AGENCY, INC.
                         (Hereafter called the Producer)

Effective October 1, 1995, the following Addendum is hereby added to and made a part of this Agreement:

                                BINDING AUTHORITY

The Producer is hereby authorized to bind and issue policies on behalf of the Manager for the Company(ies) as specified below. The Producer agrees to adhere strictly to the authority provided and acknowledges that any written or implied authority granted may only be exercised by the individual(s) designated below and shall not be delegated to any other person, firm or corporation, other than the Producer's own underwriters.

Designated individual(s):
                                    Robert T. Kingsley

The Producer may bind and issue policies in the following company(ies), subject to any special conditions indicated:

Company(ies):        MARKEL AMERICAN INSURANCE COMPANY
                     MARKEL INSURANCE COMPANY

In addition to the other terms and conditions shown in this Addendum, special conditions apply as indicated:

Special Conditions: Authority is granted only to license and permit bond products of a class and in those states authorized in writing, by the manager.

1.   INCEPTION AND PERIOD OF INSURANCE

     Any policy bound under this Addendum shall become effective during the currency of this Addendum and in no case shall any risk be bound for a period of greater than 30 days, unless prior approval is obtained from the Manager.

     All certificates issued under this Addendum shall become effective during the currency of this Addendum and in no case shall any policy be issued for a period greater than 36 months, unless prior approval is obtained from the Manager.

2.   TERRITORIAL LIMITATION

     All insurance bound shall be domiciled or located within the United States of America subject to the following exceptions: As file approved and authorized from time to time by the Manager.

3.   CANCELLATION OF INSURANCE

     A. All policies bound hereunder shall include an appropriate Cancellation Clause with a maximum period of written notice to the Insured not to exceed 30 days required to effect cancellation, unless otherwise required by statute and approved in advance by the Manager.

     B. The Manager shall have the right any time to cancel any insurance bound under this Addendum, The Producer shall return to the Manager legal evidence of all cancellations.

4.   INSPECTIONS AND AUDITS

     A. The Producer shall maintain policy and certificate files for each issued policy and certificate, in a fashion agreed to by the Manager and the Producer. These policy files should be available for audit from time to time, by the Manager, at the premises of the Producer.

     B. The Manager or its duly authorized representatives may inspect or audit any insurance bound or the subject matter thereof

     C. The Producer shall be responsible for the prompt adjustment of any auditable insurance bound under this Addendum and for reporting to the Manager any additional and/or return premium which may become due as a result of such adjustment.

5.   SPECIAL CONDITIONS

     This Addendum will continue in force until terminated:

     1.   By either party upon written notice to the other party.

     2.   By termination of the Producer Agreement.

IN WITNESS WHEREOF the Manager and the Producer have executed this Addendum this 1st DAY of October, 1995.


WITNESS                                AMERICAN UNDERWRITING MANAGERS
                                       AGENCY, INCORPORATED

                                       BY /s/ MARK J. RICKEY
-----------------------------             --------------------------------------
                                          Mark J. Rickey, President

                                       FINANCIAL PACIFIC INSURANCE AGENCY, INC.

/s/ ANN SCHREMP
-----------------------------
Ann Schremp
                                       BY /s/ ROBERT T. KINGSLEY
                                          --------------------------------------
                                          Robert T. Kingsley

                               Addendum No. 3 to
                        Agreement No. MAUMR10011 between

                   AMERICAN UNDERWRITING MANAGER, INCORPORATED
                         (Hereafter called the Manager)
                                       and
                    FINANCIAL PACIFIC INSURANCE AGENCY, INC.
                         (Hereafter called the Producer)

                              LICENSE & PERMIT BOND

                      CONTINGENCY COMMISSION PLAN ADDENDUM

Effective October 1, 1995, the following Addendum is hereby added to and made a part of this Agreement:

1.   REPORTING OF RESULTS

Within 90 days after December 31, 1996 ("Accounting Date"), Company shall render an accounting for the calendar year ended the previous December 31 (subject year) to the Producer reflecting the experience on an earned premium basis for premiums written under this Agreement, showing the following:

     A.   Subject period's earned premiums.

     B.   Subject period's incurred losses (as defined below).

     C.   Development for periods before subject period.

2.   SUBJECT PERI0D INCURRED LOSSES DEFINED

Subject Period Incurred Losses shall be defined as the total amount of all claims paid, plus all Manager allocated claim expenses (legal fees, investigation fees, court costs, et cetera), plus Claim Reserves (which includes claim reported and unpaid, and continuing claims determined in accordance with the Manager's normal accounting practice) for the subject year period premium.

3.   CONTINGENT COMMISSION CRITERIA

The threshold for calculating the Contingent Commission shall be a loss ratio below that determined according to the following calculation: A Written Premium Volume greater than $1,000,000 in the preceding 12 months is required.

        Contingency Commission Threshold Calculation

             100%    Net Earned Premium Volume
             -57%    Commission attributable to the Producer
             -12%    Attributable to the Manager
             -X%     Premium Tax
             -X%     All commissions and fees payable to any resident agents,
                     etc., as agreed to between the Producer and the Manager
            ---

          Difference = Contingent Commission Threshold

4.   CONTINGENT COMMISSION CALCULATION

     a. The current period loss ratio shall be calculated by dividing the subject period incurred losses as defined in Section 2, by the earned premium for the subject period.

          The contingent commission will be equal to the contingent commission threshold minus the actual loss ratio, divided by 2 and multiplied by the subject period earned premium.

          If the result of this calculation is positive, the amount will be paid 90 days after the end of the subject period. If the result is negative, the negative amount will be carried forward into the calculation of the subsequent period contingent commission.

     b. Each period's calculation will, be updated annually. The payment amount due will be adjusted if there has been any development, either positive or negative. In the event that a given period has had negative development resulting in a total due amount lower than the amount already paid, that overpayment will be deducted from the payment due for other periods until it has been recovered. If there are not sufficient payments due in the correct period's payments to offset the overpayment, there will be no payment made to the Producer for that period. The negative amount will be carried forward to the next period and subtracted from any amounts that otherwise become payable to the Producer under the aforesaid formula until all overpayments are recovered.

      IN WITNESS WHEREOF the Manager and the Producer have executed this addendum this 1st day of October, 1995.



WITNESS                                   AMERICAN UNDERWRITING MANAGERS, INC.


[SIG]                                  BY /s/ MARK J. RICKEY
-----------------------------            --------------------------------------
                                         Mark J. Rickey, President

FINANCIAL PACIFIC
INSURANCE AGENCY, INC.


/s/ ANN SCHREMP                        /s/ ROBERT T. KINGSLEY
------------------------------         ----------------------------------------
Ann Schremp                            Robert T. Kingsley